SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 31, 1997
                Date of Report (Date of earliest event reported)




                        ALLIED HEALTHCARE PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


        0-19266                                         23-1370721
(Commission File Number)                  (I.R.S. Employment Identification No.)


      1720 Sublette Avenue                                63110
      St. Louis, Missouri                               (Zip Code)
(Address of principal executive offices)


                                 (314) 771-2400
              (Registrant's telephone number, including area code)

Item 2.   Acquisition Or Disposition Of Assets

On October 31, 1997, Allied Healthcare Products, Inc. (the "Company") sold substantially all of the assets of Bear Medical Systems, Inc. ("Bear") and its wholly-owned subsidiary BiCore Monitoring Systems, Inc. to Thermo Electron Corporation ("TEC"). By virtue of the transaction, the Company has disposed of the underlying assets of its ventilation products operations, consisting of inventories, machinery and equipment, general intangibles, contracts and accounts receivable. The ventilation products operations involved the design and manufacture of infant and adult ventilators and pulmonary monitors for hospitals and homecare applications at the Company's Riverside, California facility.

The purchase price paid by Thermo Electron was approximately $36.5 million, net of transaction costs, plus the assumption of certain liabilities. The purchase price was determined by negotiation between the Company and TEC. There are no material relationships between the Company, any of its affiliates, directors or officers, or any associate of any director or officer, and TEC.


Item 7.   Financial Statements and Exhibits

          (a)  Financial Statements - None

          (b)  Pro forma Financial Information

               (1) Pro forma statement of operations for the Company for the three months ended September 30, 1997.

               (2) Pro forma statement of operations for the Company for the year ended June 30, 1997.

               (3) Pro forma balance sheet for the Company as of September 30, 1997.

          (c)  Exhibits

               (1) Asset Purchase Agreement by and between BM Acquisition Corp., Thermo Electron Corporation, Bear Medical Systems, Inc., BiCore Monitoring Systems, Inc., Allied Healthcare Products, AG, Bear Medical Systems Foreign Sales Corporation and Allied Healthcare Products, Inc.

Allied Healthcare Products, Inc.
Pro Forma Financial Information
--------------------------------------------------------------------------------

On October 31, 1997, Allied Healthcare Products, Inc. (the "Company") completed the sale of the assets of Bear Medical Systems and its subsidiary BiCore Monitoring Systems, based in Riverside, California, to Thermo Electron Corporation for approximately $36.5 million, net of transaction costs, plus the assumption of certain liabilities. The proceeds from the sale will be used to eliminate a significant portion of the Company's term notes and repay all of its subordinated debt.

The unaudited pro forma consolidated balance sheet presents the financial position of the Company as if the divestiture occurred at September 30, 1997. The unaudited pro forma consolidated statements of operations were prepared assuming that the divestiture occurred as of the beginning of each period presented. The unaudited pro forma consolidated statements of operations give effect to certain estimated operational and financial benefits and costs that are a direct result of such disposition.

The unaudited pro forma consolidated financial statements have been prepared based on assumptions deemed appropriate by Allied Healthcare Products, Inc. and are not intended to reflect what the Company's results of operations actually would have been if the sale had occurred on the dates noted above or to project the Company's results of operations for the future.

                        ALLIED HEALTHCARE PRODUCTS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                  FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1997
                                   (unaudited)

                                                   Historical                               Pro Forma
                                                   ----------                               ---------
                                           Total            Bear &
                                          Allied            Bicore (1)          Adjustments              Restated
                                          ------            ------              -----------              --------
Net sales                              $  30,172,904      ($   7,077,891)                              $  23,095,013
Cost of sales                             20,943,624          (4,230,285)                                 16,713,339
                                      ---------------     ---------------                             ---------------
Gross profit                               9,229,280          (2,847,606)                                  6,381,674

Selling, general and
administrative expenses                    7,252,587          (1,090,816)           (641,010) (2)          5,520,761
                                      ---------------     ---------------     ---------------         ---------------
Income (loss) from
operations                                 1,976,693          (1,756,790)            641,010                 860,913

Other income/expenses:
  Interest expense/income                  1,859,819              27,101            (695,833) (3)          1,191,087
  Other, net                                  46,939              (8,127)                                     38,812
                                      ---------------     ---------------     ---------------         ---------------
                                           1,906,758              18,974            (695,833)              1,229,899
                                      ---------------     ---------------     ---------------         ---------------
Income (loss) before provision
(benefit) for income taxes                    69,935          (1,775,764)          1,336,843                (368,986)

Provision (benefit) for income
taxes                                        177,123            (731,150)            534,737  (4)            (19,290)
                                      ---------------     ---------------     ---------------         ---------------


Net income (loss)                     ($     107,188)     ($   1,044,614)      $     802,106  (5)     ($     349,646)
                                      ===============     ===============     ===============         ===============

Earnings (loss) per share                      ($.01)              ($.13)               $.10  (5)              ($.04)

Weighted average shares                    7,806,682           7,806,682           7,806,682               7,806,682


         See accompanying notes to the unaudited consolidated pro forma financial statements.

Allied Healthcare Products, Inc.
Notes to Pro Forma Financial Statements
--------------------------------------------------------------------------------

September 30, 1997 Pro forma statement of operations adjustments:

1) Adjustments reflect the elimination of the revenues and costs directly associated with assets sold to and liabilities assumed by Thermo Electron Corporation.

2) Elimination of additional selling expenses directly attributable to Bear Medical Systems, Inc. and its subsidiary, BiCore Monitoring Systems.

3) Reduction of interest costs resulting from the paydown of existing debt from the proceeds received from the sale of Bear Medical Systems, Inc. and its subsidiary, BiCore Monitoring Systems (assuming an average interest rate of 11.1%)

4) Adjustment to income tax provision to reflect the tax effect of the above entries.

5) Amounts do not reflect the one-time net gain on the sale of Bear Medical Systems, Inc., and its subsidiary, BiCore Monitoring Systems.

                        ALLIED HEALTHCARE PRODUCTS, INC.
                        PRO FORMA STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED JUNE 30, 1997
                                   (unaudited)

                                                   Historical                               Pro Forma
                                                   ----------                               ---------
                                           Total            Bear &
                                          Allied            Bicore (1)          Adjustments              Restated
                                          ------            ------              -----------              --------
Net sales                              $ 118,117,518      ($  29,789,321)                              $  88,328,197
Cost of sales                             82,364,405         (16,931,234)                                 65,433,171
                                      ---------------     ---------------     ---------------         ---------------
Gross profit                              35,753,113         (12,858,087)                                 22,895,026

Selling, general and
administrative expenses                   33,909,510          (5,437,893)        ($2,669,208) (2)         25,802,409
                                      ---------------     ---------------     ---------------         ---------------
Income (loss) from
operations                                 1,843,603          (7,420,194)          2,669,208              (2,907,383)

Other income/expenses:
  Interest expense/income                  7,606,129              15,478          (2,068,750) (3)          5,552,857
  Other, net                                 186,291               8,616                                     194,907
                                      ---------------     ---------------     ---------------         ---------------
                                           7,792,420              24,094          (2,068,750)              5,747,764
                                      ---------------     ---------------     ---------------         ---------------
Income (loss) before provision
(benefit) for income taxes                (5,948,817)         (7,444,288)          4,737,958              (8,655,147)

Provision (benefit) for income
taxes                                     (1,427,716)         (3,114,156)          1,895,183  (4)         (2,646,689)
                                      ---------------     ---------------     ---------------         ---------------

Net income (loss)                     ($   4,521,101)     ($   4,330,132)      $   2,842,775  (5)        ($6,008,458)
                                      ===============     ===============     ===============         ===============

Earnings (loss) per share                     ($0.58)             ($0.56)              $0.37  (5)             ($0.77)

Weighted average shares                    7,796,682           7,796,682           7,796,682               7,796,682


         See accompanying notes to the unaudited consolidated pro forma financial statements.

Allied Healthcare Products, Inc.
Notes to Pro Forma Financial Statements
--------------------------------------------------------------------------------

June 30, 1997 Pro forma statement of operations adjustments:

1) Adjustments reflect the elimination of the revenues and costs directly associated with assets sold to and liabilities assumed by Thermo Electron Corporation.

2) Elimination of additional selling expenses directly attributable to Bear Medical Systems, Inc. and its subsidiary, BiCore Monitoring Systems.

3) Reduction of interest costs resulting from the paydown of existing debt from the proceeds received from the sale of Bear Medical Systems, Inc. and its subsidiary, BiCore Monitoring Systems (assuming an average interest rate of 8.3%)

4) Adjustment to income tax provision to reflect the tax effect of the above entries.

5) Amounts do not reflect the one-time net gain on the sale of Bear Medical Systems, Inc., and its subsidiary, BiCore Monitoring Systems.

                        ALLIED HEALTHCARE PRODUCTS, INC.
                             PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1997
                                   (unaudited)

                                                   Historical                               Pro Forma
                                                   ----------                               ---------
                                           Total            Bear &
                                          Allied            Bicore (1)          Adjustments              Restated
                                          ------            ------              -----------              --------
ASSETS:
Current assets:
 Cash                                  $     879,083       $      35,637                               $     914,720
  Accounts receivable, net
  of allowance for doubtful
  accounts of $1,159,674                  24,000,055          (5,699,216)                                 18,300,839
  Inventories                             24,524,459          (5,283,929)                                 19,240,530
  Other current assets                     1,496,699            (361,537)                                  1,135,162
                                      ---------------     ---------------                             ---------------
     Total current assets                 50,900,296         (11,309,045)                                 39,591,251

  Property, plant and
  equipment, net                          20,154,812            (628,484)                                 19,526,328
  Goodwill, net                           50,402,329         (12,809,814)                                 37,592,515
  Deferred tax asset-
  noncurrent                               1,665,069                   0      ($   1,665,069) (d)                  0
  Other assets, net                        1,054,915          20,010,685         (20,143,208) (b)            922,392
                                      ---------------     ---------------     ---------------         ---------------
      Total assets                     $ 124,177,421      ($   4,736,658)     ($  21,808,277)          $  97,632,486
                                      ===============     ===============     ===============         ===============


                                                                     Page 2 of 3

                                                   Historical                               Pro Forma
                                                   ----------                               ---------
                                           Total            Bear &
                                          Allied            Bicore (1)          Adjustments              Restated
                                          ------            ------              -----------              --------
LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
  Accounts payable                     $  11,213,754      ($   1,720,377)     ($   2,500,000) (c)      $   6,993,377
  Current portion of
   long-term debt                         13,842,025                   0         (11,062,500) (c)          2,779,525
  Other accrued liabilities                4,754,355             946,361           6,783,591  (d)         12,484,307
                                      ---------------     ---------------     ---------------         ---------------
      Total current liabilities           29,810,134            (774,016)         (6,778,909)             22,257,209
  Long-term debt                          35,571,318                             (23,937,500) (c)         11,633,818
      Total stockholders'
      equity                              58,795,969          (3,962,642)          8,908,132              63,741,459

      Total liabilities and
      stockholders' equity             $ 124,177,421      ($   4,736,658)     ($  21,808,277)          $  97,632,486
                                      ===============     ===============     ===============         ===============


         See accompanying notes to the unaudited consolidated pro forma financial statements.

Allied Healthcare Products, Inc.
Notes to Pro Forma Financial Statements
--------------------------------------------------------------------------------

September 30, 1997 Pro forma balance sheet adjustments:

a) Represents the elimination of the net assets of Bear Medical Systems, Inc. and its subsidiary, BiCore Monitoring Systems.

b) Elimination of parent company's investment in Bear Medical Systems, Inc. and its subsidiary, BiCore Monitoring Systems.

c) Reflects the use of proceeds from the sale of Bear Medical Systems, Inc. and its subsidiary, BiCore Monitoring Systems to reduce accounts payable and debt.

d)   Adjustment to reflect the tax effect of the above entries.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ALLIED HEALTHCARE PRODUCTS, INC.




Date:  November 14, 1997                By: /s/ Barry F. Baker
                                            ------------------------------------
                                            Barry F. Baker
                                            Vice President - Finance and
                                            Chief Financial Officer

                                INDEX TO EXHIBITS


2.1 Asset Purchase Agreement by and between BM Acquisition Corp., Thermo Electron Corporation, Bear Medical Systems, Inc., BiCore Monitoring Systems, Inc., Allied Healthcare Products AG, Bear Medical Systems Foreign Sales Corporation and Allied Healthcare Products, Inc.